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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Commission file number 1-10308

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                      NOVEMBER 5, 1998 (OCTOBER 30, 1998)
               (Date of Report (date of earliest event reported))


                              CENDANT CORPORATION
             (Exact name of Registrant as specified in its charter)


               DELAWARE                                06-0918165
    (State or Other Jurisdiction of                   (IRS Employer
    Incorporation or Organization)                 Identification No.)

            6 SYLVAN WAY,
        PARSIPPANY, NEW JERSEY                            07054
(Address of Principal Executive Office)                (Zip Code)


                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      NONE
      (Former name, former address and former fiscal year, if applicable)

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ITEM 5. OTHER

Earnings Release. On November 4, 1998, Cendant Corporation reported its third quarter results for the quarter ending September 30, 1998. Attached hereto as
Exhibit 99.1 is the press release relating to the third quarter earnings release which is incorporated herein by reference in its entirety. In addition, attached hereto as Exhibit 99.2 are financial schedules summarizing restated revenue and EBITDA by business segment for all four quarters of 1997 and the first, second and third quarters of 1998. Each segment is also presented with revenues and revenue drivers for lines of business within the segment.

The 1998 financial information is derived from unaudited financial information. 1998 quarterly results are not necessarily indicative of the financial results that may be expected for the year ending December 31, 1998.

Credit Facility Amendments. On October 30, 1998, the Company amended and restated its 364-Day Competitive Advance and Revolving Credit Agreement which, among other things, extends such facility until October 29, 1999. The Company also made certain amendments to its Five Year Competitive Advance and Revolving Credit Facility and its Term Loan Agreement. Each of such amendments is attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference in their entirety.

ITEM 7. EXHIBITS

Exhibit
  No.        Description
-------      -----------

 10.1 364 - Day Competitive Advance and Revolving Credit Agreement, as amended and restated through October 30, 1998, among Cendant Corporation, the lenders referred to herein, and The Chase Manhattan Bank, as Administrative Agent

 10.2 Amendment, dated as of October 30, 1998, to the Five year Competitive Advance and Revolving Credit Agreement, dated as of October 2, 1996, by and among Cendant Corporation, the financial institutions parties thereto, and The Chase Manhattan Bank, as Administrative Agent

 10.3 Amendment, dated October 30, 1998, to the Term Loan Agreement, dated as of May 29, 1998, by and among Cendant Corporation, the financial institutions parties thereto, and The Chase Manhattan Bank, as Administrative Agent

 99.1 Press Release: Cendant Corporation Reports Third Quarter Results, dated November 5, 1998

 99.2        Revenue Drivers


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                                   SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CENDANT CORPORATION



                                      BY: /s/ David M. Johnson
                                          -------------------------------
                                          David M. Johnson
                                          Senior Executive Vice President
                                            and Chief Financial Officer

Date: November 5, 1998







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                              CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                REPORT DATED NOVEMBER 5, 1998 (OCTOBER 30, 1998)


                                 EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------

 10.1 364 - Day Competitive Advance and Revolving Credit Agreement, as amended and restated through October 30, 1998, among Cendant Corporation, the lenders referred to herein, and The Chase Manhattan Bank, as Administrative Agent

 10.2 Amendment, dated as of October 30, 1998, to the Five year Competitive Advance and Revolving Credit Agreement, dated as of October 2, 1996, by and among Cendant Corporation, the financial institutions parties thereto, and The Chase Manhattan Bank, as Administrative Agent

 10.3 Amendment, dated October 30, 1998, to the Term Loan Agreement, dated as of May 29, 1998, by and among Cendant Corporation, the financial institutions parties thereto, and The Chase Manhattan Bank, as Administrative Agent


 99.1 Press Release: Cendant Corporation Reports Third Quarter Results, dated November 4, 1998

 99.2           Revenue Drivers